UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report February 13, 2002

                         Commission file number 1-10948

                               OFFICE DEPOT, INC.

             (Exact name of registrant as specified in its charter)

             Delaware                                    59-2663954
  ----------------------------------   ---------   --------------------------
   (State or other jurisdiction of                     (I.R.S. Employer
   incorporation or organization)                     Identification No.)


         2200 Old Germantown Road, Delray Beach, Florida      33445

          (Address of principal executive offices)         (Zip Code)


                                 (561) 438-4800

              (Registrant's telephone number, including area code)

        Former name or former address, if changed since last report: N/A



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ITEM 5.  OTHER EVENTS

1. On February 13, 2002, Office Depot, Inc. issued a press release, with earnings information for its fiscal year ended December 29, 2002 and an update of its outlook for the first quarter of 2002 and for the full fiscal year 2002. A copy of the press release is attached hereto as Exhibit 99.1.1 and incorporated by reference herein.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

99.1.1 Press release dated February 13, 2002, announcing financial results for the Company's fiscal year ended December 29, 2002 and its outlook for the first quarter 2002 and the full year 2002.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                OFFICE DEPOT, INC.

Date:  February 13, 2002                        By: /S/ DAVID C. FANNIN


                                                David C. Fannin
                                                Executive Vice President and
                                                General Counsel

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